P R O S P E C T U S


                                                                    SMITH BARNEY
                                                                         Managed
                                                                      Municipals
                                                                            Fund
                                                                            Inc.

                                                              JUNE 25, 1997

                                                   PROSPECTUS BEGINS ON PAGE ONE


[LOGO] SMITH BARNEY MUTUAL FUNDS

       Investing For Your Future.
       Every Day.

PROSPECTUS
                                                             JUNE 25, 1997

Smith Barney

Managed Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013

(800) 451-2010

  Smith Barney Managed Municipals Fund Inc. (the "Fund") is a diversified municipal bond fund that seeks to maximize current interest income exempt from Federal income taxes to the extent consistent with prudent investment manage-ment and preservation of capital.

  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated June 25, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.

Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            9
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   14
-------------------------------------------------
MUNICIPAL BONDS                                20
-------------------------------------------------
VALUATION OF SHARES                            20
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             21
-------------------------------------------------
PURCHASE OF SHARES                             23
-------------------------------------------------
EXCHANGE PRIVILEGE                             30
-------------------------------------------------
REDEMPTION OF SHARES                           32
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           35
-------------------------------------------------
PERFORMANCE                                    35
-------------------------------------------------
MANAGEMENT OF THE FUND                         36
-------------------------------------------------
DISTRIBUTOR                                    38
-------------------------------------------------
ADDITIONAL INFORMATION                         39
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in any such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified, management invest-ment company whose investment objective is to maximize current interest income which is excluded from gross income for regular Federal income tax purposes to the extent consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its objective by investing in a profession-ally managed portfolio consisting principally of intermediate- and long-term municipal securities issued by state or municipal governments and by public authorities ("Municipal Bonds"). Intermediate- and long-term municipal securi-ties have remaining maturities at the time of purchase of between three to in excess of twenty years. Under normal market conditions, the Fund will invest at least 80% of its total assets in such obligations. See "Investment Objec-tive and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distribu-tions ("Class B Dividend Shares") will be converted at that time. See "Pur-chase of Shares--Deferred Sales Charge Alternatives."

  Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when com-bined with current holdings of Class C shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any serv-ice or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price would be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in certain funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Pur-chase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling the different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Ex-change Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment require-ment for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Sys-tematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Smith Barney Mutual Funds Management Inc. ("SBMFM") serves as the Fund's investment adviser and administrator. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly-owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which, in turn, is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments:
Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are declared monthly and paid on the last Friday of each calendar month to shareholders of record as of three business days prior thereto. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the end of the fiscal year in which they were earned. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. The Fund has the right to invest, with-out limit, in "private activity bonds," the income from which may be taxable as a specific preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distribu-tions and Taxes." The Fund generally will invest at least 80% of its assets in investment grade securities and may invest the remainder of its assets in secu-rities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by

Standard & Poor's Ratings Group ("S&P"), or in unrated obligations of compara-ble quality. Securities in the fourth highest rating category, though consid-ered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. There are risks connected with the use of certain portfolio strategies by the Fund, such as the use of when-issued secu-rities, municipal bond index futures contracts and put and call options on interest rate futures as hedging devices, and municipal leases. See "Invest-ment Objective and Management Policies--Certain Portfolio Strategies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based upon the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY
  MANAGED MUNICIPALS FUND INC.                 CLASS A CLASS B CLASS C CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)       4.00%   None    None    None
    Maximum CDSC
      (as a percentage of original cost or
      redemption proceeds, whichever is
      lower)                                    None*   4.50%   1.00%   None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                             0.48%   0.48%   0.48%   0.48%
    12b-1 fees**                                0.15    0.65    0.70    None
    Other expenses                              0.05    0.06    0.06    0.04
------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                      0.68%   1.19%   1.24%   0.52%
------------------------------------------------------------------------------

 * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  Class A shares of the Fund purchased through the Smith Barney AssetOne Pro-gram will be subject to an annual asset based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depend-ing on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% serv-ice fee. With respect to Class C shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  SMITH BARNEY
  MANAGED MUNICIPALS FUND INC.                1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and (2) redemption
  at the end of each time period:
    Class A                                    $47     $61     $76     $121
    Class B                                     57      68      75      130
    Class C                                     23      39      68      150
    Class Y                                      5      17      29       65
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A                                    $47     $61     $76     $121
    Class B                                     12      38      65      130
    Class C                                     13      39      68      150
    Class Y                                      5      17      29       65
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for two years ended February 28, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated February 28, 1997. The information for fiscal years ended February 28, 1988 through February 28, 1995 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND
INC.(1)                    1997    1996    1995   1994**  1993*
-----------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $16.20  $15.47  $16.13  $16.71  $15.62
-----------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income       0.88    0.91    0.95    0.90    1.00
Net realized and
 unrealized gain/(loss)    (0.18)   0.80   (0.37)   0.30    1.64
-----------------------------------------------------------------
Total Income From
 Operations                 0.70    1.71    0.58    1.20    2.64
-----------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income      (0.91)  (0.90)  (0.95)  (0.88)  (1.00)
Net realized gains         (0.38)  (0.08)  (0.29)  (0.90)  (0.52)
Capital                      --      --      --      --    (0.03)
-----------------------------------------------------------------
Total Distributions        (1.29)  (0.98)  (1.24)  (1.78)  (1.55)
-----------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $15.61  $16.20  $15.47  $16.13  $16.71
-----------------------------------------------------------------
TOTAL RETURN+               4.51%  11.34%   4.11%   7.41%  17.92%
-----------------------------------------------------------------
NET ASSETS, END OF YEAR
 (MILLIONS)               $2,000  $1,892  $1,772  $1,847  $1,795
-----------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
Expenses                    0.68%   0.70%   0.71%   0.72%   0.64%
Net investment income       5.60    5.47    6.25    5.43    6.30
-----------------------------------------------------------------
Portfolio Turnover Rate      103%     80%    100%    131%    206%
-----------------------------------------------------------------

 * On November 6, 1992, the Fund commenced selling Class B shares. Shares issued prior to November 6, 1992 were designated Class A shares.

** Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
 + Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND
INC.                       1992    1991    1990    1989    1988
-----------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $14.98  $15.00  $14.83  $15.05  $15.88
-----------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income       1.05    1.06    1.12    1.11    1.13
Net realized and
unrealized gain/(loss)      0.66    0.04    0.15   (0.06)  (0.83)
-----------------------------------------------------------------
Total Income From
Operations                  1.71    1.10    1.27    1.05    0.30
-----------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income      (1.05)  (1.09)  (1.10)  (1.11)  (1.12)
Net realized gains           --      --      --    (0.16)  (0.01)
Capital                    (0.02)  (0.03)    --      --      --
-----------------------------------------------------------------
Total Distributions        (1.07)  (1.12)  (1.10)  (1.27)  (1.13)
-----------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $15.62  $14.98  $15.00  $14.83  $15.05
-----------------------------------------------------------------
TOTAL RETURN+              11.79%   7.65%   8.78%   7.31%   2.33%
-----------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                $1,598  $1,461  $1,478  $1,520  $0.601
-----------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
Expenses                    0.59%   0.58%   0.58%   0.66%   0.57%
Net investment income       6.83    7.15    7.43    7.48%   7.59%
-----------------------------------------------------------------
Portfolio Turnover Rate      173%     83%    115%     37%     20%
-----------------------------------------------------------------

+ Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.

FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND
INC.(1)                         1997      1996      1995    1994 (2) 1993 (3)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                        $16.20    $15.47    $16.13    $16.71   $15.81
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income            0.79      0.82      0.86      0.81     0.32
Net realized and unrealized
  gain/(loss)                   (0.18)     0.81     (0.37)     0.31     1.42
-------------------------------------------------------------------------------
Total Income From
Operations                       0.61      1.63      0.49      1.12     1.74
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income           (0.83)    (0.82)    (0.86)    (0.80)   (0.31)
Net realized gains              (0.38)    (0.08)    (0.29)    (0.90)   (0.52)
Capital                           --        --        --        --     (0.01)
-------------------------------------------------------------------------------
Total Distributions             (1.21)    (0.90)    (1.15)    (1.70)   (0.84)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $15.60    $16.20    $15.47    $16.13   $16.71
-------------------------------------------------------------------------------
TOTAL RETURN+++                  3.92%    10.78%     3.54%     6.86%   11.26%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (IN
000'S)                       $905,350  $729,953  $514,675  $349,633  $61,355
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
Expenses                         1.19%     1.22%     1.23%     1.25%    1.24%+
Net investment income            5.09      4.94      5.73      4.90     5.70+
-------------------------------------------------------------------------------
Portfolio Turnover Rate           103%       80%      100%      131%     206%
-------------------------------------------------------------------------------

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from November 6, 1992 (inception date) to February 28, 1993.


++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized
+++Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND INC.(1)           1997     1996    1995(2)
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $16.20   $15.47  $14.30
--------------------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income                       0.79     0.82    0.27
Net realized and unrealized gain/(loss)    (0.18)    0.81    1.46*
--------------------------------------------------------------------
Total Income From Operations                0.61     1.63    1.73
--------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                      (0.83)   (0.82)  (0.27)
Net realized gains                         (0.38)   (0.08)  (0.29)
--------------------------------------------------------------------
Total Distributions                        (1.21)   (0.90)  (0.56)
--------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $15.60   $16.20  $15.47
--------------------------------------------------------------------
TOTAL RETURN+++                             3.88%   10.76%  12.36%++
--------------------------------------------------------------------
NET ASSETS, END OF PERIOD (IN 000'S)     $72,597  $33,411  $5,395
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                    1.24%    1.27%   1.29%+
Net investment income                       5.04     4.86    5.67+
--------------------------------------------------------------------
Portfolio Turnover Rate                      103%      80%    100%
--------------------------------------------------------------------

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected.

(2) For the period from November 9, 1994 (inception date) to February 28, 1995.


 * The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 + Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+++Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.

FOR A CLASS Y SHARE OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
MANAGED MUNICIPALS FUND INC.          1997(2)   1996(1)
---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $16.20    $15.63
---------------------------------------------------------
INCOME FROM OPERATIONS:
Net investment income                   0.90      0.85
Net realized and unrealized gain       (0.18)     0.65
---------------------------------------------------------
Total Income From Operations            0.72      1.50
---------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                  (0.94)    (0.85)
Net realized gains                     (0.38)    (0.08)
---------------------------------------------------------
Total Distributions                    (1.32)    (0.93)
---------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $15.60    $16.20
---------------------------------------------------------
TOTAL RETURN+++                         4.59%     9.84%++
---------------------------------------------------------
NET ASSETS, END OF PERIOD (IN 000'S)  $5,350   $12,314
---------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                0.52%     0.57%+
Net investment income                   5.76      5.62+
---------------------------------------------------------
Portfolio Turnover Rate                  103%       80%
---------------------------------------------------------

(1) For the period from April 4, 1995 (inception date) to February 29, 1996.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method because it more accurately reflects the per share data for the period.
 + Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+++Total return represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


  The Fund seeks to maximize current interest income exempt from Federal income taxes to the extent consistent with prudent investment management and the pres-ervation of capital by investing in a professionally managed, diversified port-folio consisting of municipal securities that pay interest which is excluded from gross income for regular Federal income tax purposes and that are issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, generally known as "Municipal Bonds." This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There is no guarantee that the Fund's investment objective will be achieved.

  The Fund will operate subject to a fundamental investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Bonds. For temporary defensive purposes, the Fund may invest without limit in "Temporary Investments" as described below. The Fund's average weighted maturity will vary from time to time based on the judgment of SBMFM. The Fund intends to focus on intermediate- and long-term obligations; that is, obligations with remaining maturities at the time of purchase of between three to in excess of twenty years.

  The Fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by SBMFM to be of comparable quality to instruments so rated, or if other out-standing obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P, or comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely specu-lative and are in actual default of interest and/or principal payments. It should be emphasized that ratings are relative and subjective and are not abso-lute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Fund also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

  The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market val-ues of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term cor-porate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

  While the market for municipal securities is considered to be generally ade-quate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate mar-ket quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

  Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding securi-ty, thus resulting in a decreased return to the Fund.

  A description of the rating systems of Moody's and S&P is contained in the Statement of Additional Information.

  The Fund may invest without limit in "municipal leases," which are obliga-tions issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for Federal income tax purposes. Although lease obligations do not constitute general obli-gations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obliga-tion. However, certain lease obligations contain

"non-appropriation" clauses which provide that the municipality has no obliga-tion to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the per-centage of the Fund's assets that may be invested in municipal lease obliga-tions. In evaluating municipal lease obligations, SBMFM will consider such fac-tors as it deems appropriate which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the under-lying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

  The Fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for pur-poses of the Federal individual and corporate alternative minimum taxes. Indi-vidual and corporate shareholders may be subject to a Federal alternative mini-mum tax to the extent that the Fund's dividends are derived from interest on these bonds. Dividends derived from interest income on all Municipal Bonds are a component of the "current earnings" adjustment item for purposes of the Fed-eral corporate alternative minimum tax.

  The Fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial diffi-culties. In addition, the Fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instru-ments which are not readily marketable. The Fund also is authorized to borrow up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) to meet anticipated redemptions and to pledge its assets to the same extent in connection with such borrowings.

  Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Informa-tion.

 CERTAIN PORTFOLIO STRATEGIES
  In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies.

  When-Issued Securities.New issues of Municipal Bonds frequently are offered on a when-issued basis, which means that delivery and payment for such securi-ties normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commit-ment. As a result, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the instruments actually are delivered to the buyers. In addition, during the period before delivery and payment, there is no accrual of interest and there may be fluctua-tions in the price of the securities. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by SBMFM to be liquid and unencumbered, and are marked to market daily, pursuant to guide-lines established by the directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase such Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell the securities before the settlement date if it is deemed advisable.

  Temporary Investments.Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when SBMFM believes that market conditions warrant, including when acceptable Municipal Bonds are unavailable, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Securities eligible for short-term investment by the Fund are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades of Moody's or S&P, and certain taxable short-term instruments having quality characteristics comparable to those for Municipal Bonds. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective. Since its commencement of operations, the Fund has not found it necessary to make taxable Temporary Investments, and it is not expected that such action will be necessary.

  Financial Futures and Options Transactions.To hedge against a decline in the value of Municipal Bonds it owns or an increase in the price of Municipal Bonds it proposes to purchase, the Fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures con-tracts that may be entered into by the Fund will be restricted to those that are either based on an index of Municipal Bonds or relate to debt securities the prices of which are anticipated by SBMFM to correlate with the prices of the Municipal Bonds owned or to be purchased by the Fund.

  In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation mar-gin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

  A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the pur-chaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the Fund.

  Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the con-tracts. The Fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the require-ments of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company that are described below under "Dividends, Distributions and Taxes."

  Although the Fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any partic-ular time. If closing a futures position in anticipation of adverse price move-ments is not possible, the Fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the Fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the Fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the Fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the Fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures con-tract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

  If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation mar-gin requirements on the futures contracts at a time when it may be disadvanta-geous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

MUNICIPAL BONDS


  The term "Municipal Bonds" generally is understood to include debt obliga-tions issued to obtain funds for various public purposes, the interest on which qualifies, in the opinion of bond counsel to the issuer, as excluded from gross income for Federal income tax purposes. In addition, Municipal Bonds may include "private activity bonds" if the proceeds from such bonds are used for the construction, equipment, repair or improvement of privately oper-ated industrial or commercial facilities, and the interest paid on such bonds may be excluded from gross income for Federal income tax purposes. Current Federal tax laws place substantial limitations on the aggregate amount of such bonds that any given state may issue.

 CLASSIFICATIONS
  The two principal classifications of Municipal Bonds are "general obliga-tion" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issu-ing municipality. There are, of course, variations in the security of Munici-pal Bonds, both within a particular classification and between classifica-tions.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regu-lar trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

  When, in the judgment of the pricing service, quoted bid prices for invest-ments are readily available and are representative of the bid side of the mar-ket, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by refer-ence to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relation-ships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amor-tized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regard - less of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing serv-ice and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Fund's Board of Directors. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS
  The Fund declares dividends from its net investment income (that is, income other than its net realized long- and short-term capital gains) monthly; divi-dends ordinarily will be paid on the last Friday of each calendar month to shareholders of record as of three business days prior thereto. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the end of the fiscal year in which they have been earned.

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 of each year of any undistributed ordinary income or capital gains and expects to make any other distributions as are necessary to avoid the application of this tax.

  If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

 TAXES
  The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code and will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obli-gations. Such exempt-interest dividends may be excluded by shareholders from their gross incomes for regular Federal income tax purposes although (a) all or a portion of such exempt-interest dividends will be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (b) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. In addition, corporate shareholders may incur a greater Federal "environmental" tax liability through the receipt of Fund dividends and distributions.

  Dividends paid from taxable net investment income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or tax-able obligations) are taxable to shareholders as ordinary income regardless of how long they have held their Fund shares and whether such dividends or dis-tributions are received in cash or reinvested in additional Fund shares. Dis-tributions of net realized long-term capital gains will be taxable to share-holders as long-term capital gains, regardless of how long they have held their Fund shares and whether such distributions are received in cash or rein-vested in Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of his or her shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

  Statements as to the tax status of each shareholder's dividends and distri-butions are mailed annually. Each shareholder will also receive, if appropri-ate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. These statements set forth the dollar amount of income excluded from regular Federal income taxes and the dollar amount, if any, subject to regular Federal income taxes. Moreover, these statements will designate the amount of exempt-interest dividends which are a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. The Fund notifies share-holders annually as to the interest excluded from regular Federal income taxes earned by the Fund with respect to those states and possessions where the Fund has or had investments. Shareholders should consult their tax advisors about the status of the Fund's dividends and distributions for state and local tax liabilities.

 TAX-EXEMPT INCOME VS. TAXABLE INCOME
  The table below shows individual taxpayers how to translate the tax savings from investments such as the Fund into an equivalent return from a taxable investment. The yields used below are for illustration only and are not intended to represent current or future yields for the Fund, which may be higher or lower than those shown.

                                  FEDERAL
                                  MARGINAL         TAX-EXEMPT RATE
         TAXABLE INCOME            RATE*   4.0%  4.5%  5.0%  5.5%  6.0%   6.5%
--------------------------------------------------------------------------------
                                          EQUIVALENT TAXABLE RATE
     JOINT            SINGLE              -----------------------
$      0- 41,200  $      0- 24,650   15.00%  4.71% 5.29% 5.88% 6.47%  7.06%  7.65%
  41,201- 99,600    24,651- 59,750   28.00%  5.56  6.25  6.94  7.64   8.33   9.03
  99,601-121,200    59,751-121,200   31.00%  5.80  6.52  7.25  7.97   8.70   9.42
 121,201-151,750   121,201-124,650   31.93%  5.88  6.61  7.35  8.08   8.81   9.55
 151,751-271,050   124,651-271,050   37.08%  6.36  7.15  7.95  8.74   9.54  10.33
    over 271,050      over 271,050   40.79%  6.76  7.60  8.44  9.29  10.13  10.98
--------------------------------------------------------------------------------

 * The Federal tax rates shown are those currently in effect. The calculations assume that no income will be subject to the Federal alternative minimum tax.

PURCHASE OF SHARES


 GENERAL

  The Fund currently offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary--Alter-native Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, with an Introducing Broker or with an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

  Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Sub-sequent investments of at least $50 may be made for all Classes. For shareholders pur-chasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment require-ment for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment require-ments for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT spon-sored by Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data Investor Services Group, Inc. (the "Transfer Agent"). Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis, to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Sys-tematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Addi-tional information is available from the Fund or a Smith Barney Financial Con-sultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                              SALES CHARGE
                            SALES CHARGE        AS % OF             DEALERS
                              AS % OF            AMOUNT        REALLOWANCE AS %
  AMOUNT OF INVESTMENT     OFFERING PRICE       INVESTED       OF OFFERING PRICE
 -------------------------------------------------------------------------------
  Less than $25,000             4.00%             4.17%              3.60%
  $25,000--$49,999              3.50              3.63               3.15
  $50,000--$99,999              3.00              3.09               2.70
  $100,000--$249,999            2.50              2.56               2.25
  $250,000--$499,999            1.50              1.52               1.35
  $500,000 and over              *                 *                   *
 -------------------------------------------------------------------------------

 * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Trustees or Directors of any Smith Barney Mutual Funds and employees of Travelers and its subsidiar-ies and to the immediate families of such persons and pension, profit-sharing or other benefit plans for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect with the combination of such company with the Fund by merger, acquisi-tion of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Bar-
ney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemp-tion; (e) purchases by accounts managed by registered investment advisory sub-sidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION
  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES
  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer or partnership-sanctioned plan meet-ing certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individ-ual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uni-form criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

 LETTER OF INTENT
  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges actually paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Fund and agree to purchase a total of $5,000,000 of Class Y shares of the Fund within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are : (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class C and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggre-gated and deemed to have been made on the last day of the preceding Smith Bar-ney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 4.50%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are sub-ject to the other requirements of the fund into which exchanges are made.

 FUND NAME
 Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Growth Opportunity Fund Inc.
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

 Growth and Income Funds

    Concert Social Awareness Fund
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc.--Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund

    Smith Barney Utilities Fund

 Taxable Fixed-Income Funds
    **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    ++Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Port-folio
    Smith Barney Funds, Inc.--U.S. Government Securities Portfolio
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    *Smith Barney Muni Funds--Limited Term Portfolio

    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio

    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund
    Smith Barney Tax-Exempt Income Fund

  International Funds
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds

    ++Smith Barney Money Funds, Inc.--Cash Portfolio
    ++Smith Barney Money Funds, Inc.--Government Portfolio
    ***Smith Barney Money Funds, Inc.--Retirement Portfolio
    ++Smith Barney Municipal Money Market Fund, Inc.
    ++Smith Barney Muni Funds--California Money Market Portfolio
    ++Smith Barney Muni Funds--New York Money Market Portfolio
--------------------------------------------------------------------------------
   *Available for exchange with Class A, Class C and Class Y shares of the Fund.

  **Available for exchange with Class A and Class B shares of the Fund. ***Available for exchange with Class A shares of the Fund.
   +Available for exchange with Class B and Class C shares of the Fund. ++Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges.In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class C Exchanges.Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges.Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respec-tive Class in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege.Although the exchange privilege is an important benefit, excessive exchange transactions can be det-rimental to the Fund's performance and its shareholders. The Fund may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of its other shareholders. In this event, the Fund may, at its dis-cretion, decide to limit additional purchases and/or exchanges by a sharehold-er. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what consti-tutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemp-tion request will be delayed until the Transfer Agent receives further instruc-tions from Smith Barney, or if the shareholder's account is not with Smith Bar-ney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will bene-fit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or a dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Managed Municipals Fund Inc.
  Class A, B, C or Y (please specify)
  c/o First Data Investor Services Group, Inc.

  P.O. Box 5128

  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature required in connection with a written redemption request in excess of $2,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan insti-tution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require addi-tional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a share - holder is entitled to participate in this program, he or she should contact the Transfer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

  Redemptions.Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges.Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registra-tion of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

  Additional Information regarding Telephone Redemption and Exchange Program.Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN
  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts with-drawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size.) The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD
  From time to time, the Fund may advertise the 30-day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income gener-ated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is com-pounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

  The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Divi-dends, Distributions and Taxes."

 TOTAL RETURN
  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income divi-dends and capital gain distributions on the reinvestment dates at prices calcu-lated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and sub-tracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with non-standard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other financial publications.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS
  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are dele-gated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Director and executive officer of the Fund.

 Investment Adviser and Administrator

  The Fund's investment adviser, SBMFM, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. SBMFM (through its predecessor entities) has been in the invest - ment counseling business since 1940 and renders investment advice to a wide variety of individual, institutional and investment company clients that had agggregate assets under management as of March 31, 1997 in excess of $83 bil-lion.

  Subject to the supervision and direction of the Fund's Board of Directors, SBMFM manages the Fund's portfolio in accordance with the Fund's stated invest-ment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio man-agers and securities analysts who provide research services to the Fund. For investment advisory services rendered, the Fund pays SBMFM a fee at the follow-ing annual rates of average daily net assets: 0.35% up to $500 million; 0.32% of the next $1 billion; and 0.29% in excess of $1.5 billion. For the fiscal year ended February 28, 1997, SBMFM was paid investment advisory fees equal to 0.31% of the value of the average daily net assets of the Fund.

  SBMFM also serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. For administration services rendered, the Fund pays SBMFM a fee at the following annual rates of average daily net assets: 0.20% up to $500 million; 0.18% of the next $1 billion; and 0.16% in excess of $1.5 billion. For the fiscal year ended February 28, 1997, the Fund paid an administration fee of 0.17% of the value of its average daily net assets.

  Prior to July 12, 1995, The Boston Company Advisors, Inc. ("Boston Advisors") served as the Fund's sub-administrator. Under a sub-administration agreement dated July 20, 1994, Boston Advisors was paid a portion of the administration fee paid by the Fund to SBMFM at a rate agreed upon from time to time between Boston Advisors and SBMFM.

 PORTFOLIO MANAGEMENT
  Joseph P. Deane, an Investment Officer of SBMFM, has served as Vice President and Investment Officer of the Fund since November 1, 1988, and is responsible for managing the day-to-day operations of the Fund, including making investment decisions.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended February 28, 1997 is included in the Annual Report dated February 28, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Con-sultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

DISTRIBUTOR


  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.15% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automati-cally convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other per-sons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Direc-tors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Fund was incorporated under the laws of the State of Maryland on Septem-ber 16, 1980, and is registered with the SEC as a diversified, open-end manage-ment investment company.

  Each Class of the Fund's shares represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses alloca-ble exclusively to each Class; (e) voting rights on matters exclusively affect-ing a single Class; (f) the exchange privilege of each Class; and (g) the con-version feature of the Class B shares. The Board of Directors does not antici-pate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

  PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  The Transfer Agent, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consol-idation to apply to their account should contact their Financial Consultants or the Transfer Agent.

                      [This page intentionally left blank]

                                               SMITH BARNEY
                                               ---------------------------------
                                               A Member of TravelersGroup [LOGO]





                                                                    SMITH BARNEY
                                                                         MANAGED
                                                                      MUNICIPALS
                                                                            FUND
                                                                            INC.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                               FD 0261 6/97

Smith Barney

Managed Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

Statement of Additional
Information
June 25, 1997


This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Managed Municipals Fund Inc. (the "Fund") dated June 25, 1997, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS
For ease of reference, the same section headings are used in both the Prospectus and this Statement of Additional Information, except where shown below.

Management of the
Fund....................................................................
 .............................................
1

Investment Objective and Management
Policies................................................................
 ...............
5

Municipal
Bonds...................................................................
 .........................................................
9

Purchase of
Shares..................................................................
 .......................................................
11

Redemption of
Shares..................................................................
 ...................................................
12

Distributor.............................................................
 ........................................................................
13

Valuation of
Shares..................................................................
 ......................................................
14

Exchange
Privilege...............................................................
 ..........................................................
15

Performance Data (See in the Prospectus
"Performance")..........................................................
 .....
15

Taxes (See in the Prospectus "Dividends, Distributions and
Taxes")...............................................
19

Additional
Information.............................................................
 ......................................................
21

Financial
Statements..............................................................
 ........................................................
21

Appendix
A.......................................................................
 ............................................................
A-1

Appendix
B.......................................................................
 ............................................................
B


MANAGEMENT OF THE FUND
The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are the following:

Name
Service

Smith Barney Inc.
   ("Smith Barney")

Distributor

Smith Barney Mutual Funds Management Inc.
   ("SBMFM")



Investment Adviser and
Administrator

PNC Bank, National Association
   ("PNC")

Custodian

First Data Investor Services Group, Inc.
 (the "Transfer Agent")

Transfer Agent


These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this Statement of Additional Information.
Directors and Executive Officers of the Fund
The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Herbert Barg, Director (Age 74). Private investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

*Alfred J. Bianchetti, Director (Age 74). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody, Director (Age 75). Vice Chairman of the Board of
Restaurant Associates Industries, Corp.; His address is HMK Associates, Three ADP Boulevard, Roseland, New Jersey 07068.

Dwight B. Crane, Director (Age 59). Professor, Graduate School of
Business Administration, Harvard University; Business Consultant. His address is Graduate School of Business Administration, Harvard
University, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 66). Managing Partner of Dorsett,
McCabe Capital Management, Inc., an investment counseling firm; Director of Research Corporation Technologies Inc., a non-profit patent-clearing and licensing firm. His address is 540 Madison Avenue, New York, New York 10021.

Elliot S. Jaffe, Director (Age 71). Chairman of the Board and
President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman, Director (Age 65). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann, Director (Age 66). Financial Consultant. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
64). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of SBMFM; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"); Vice Chairman of Asset Management Division of Shearson Lehman Brothers; a Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. Mr. McLendon is Chairman of the Board of 41 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 63). President, Cornelius C.
Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is P.O. Box 355, Fair Oaks, Enfield, New Hampshire 03748.

James J. Crisona, Director emeritus (Age 89). Attorney; formerly
Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 39).
Managing Director of Smith Barney; Director and Senior Vice President of SBMFM. Mr. Daidone serves as Senior Vice President and Treasurer of 41 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Joseph P. Deane, Vice President and Investment Officer (Age 49).
Investment Officer of SBMFM; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Deane serves as Investment Officer of 7 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

David Fare, Investment Officer (Age 34). Investment Officer of SBMFM; prior to July 1993, Vice President of Shearson Lehman Advisors. Mr. Fare serves as Investment Officer of 5 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of SBMFM. Ms. Sydor serves as Secretary of 41 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

As of June 16, 1997, the Directors and officers of the Fund, as a group, owned less than 1.00% of the outstanding common stock of the Fund. To the best knowledge of the Directors, as of June 16, 1997, only the following shareholder or "group" (as such term is used in Section 13(d) of the Securities and Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the Fund:

Barry Baker
28 Merry Hill Ct.
Pikesville, MD 21208-1746
owned 348,050.517 (99.98%) Class Y shares

No officer, director or employee of Smith Barney or any of its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $4,000 per annum plus $500 per in-person meeting and $100 per
telephonic meeting.   Upon attainment of age 80 Directors are required to
change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for ten years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with the reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to Directors achieving emeritus status
totaled  $2,800.   All Directors are reimbursed for travel and out-of-
pocket expenses incurred to attend such meetings. For the fiscal year ended February 28, 1997, such fees and expenses totaled $52,695.



For the fiscal year ended February 28, 1997, the Directors of the Fund were paid the following compensation:
									Total
					Pension or	Compensation	Number of
					Retirement	from Fund	Funds for
			Aggregate	Benefits Accrued	and Fund	Which 	director
			Compensation 	as part of 	Complex	Serves Within
Name of Person		  from Fund 	  Fund Expenses 	Paid to Directors	 Fund Complex

Herbert Barg		$6,800	$0	$105,175	16
Alfred  Bianchetti	6,600	0	51,500		11
Martin Brody		6,600	0	124,285		19
Dwight Crane		6,700	0	140,675		22
Burt Dorsett+		6,200	0	47,400		11
Elliot Jaffe		6,200	0	47,300		11
Stephen Kaufman	6,800	0	92,335		13
Joseph McCann		6,700	0	52,700		11
Heath McLendon++	0	0	0		41
Cornelius Rose		6,900	0	51,400		11

+ Pursuant to Fund's deferred compensation plan, the indicated
Director had elected to defer the following payment of some or all of their compensation: Burt N. Dorsett - $4,700. As of January 1, 1997, Mr. Dorsett has elected not to defer his future compensation.
++ Designates an "interested director".

 Investment Adviser and Administrator

SBMFM serves as investment adviser to the Fund pursuant to an investment advisory agreement most recently approved by the Board of Directors, including a majority of directors who are not "interested persons" of the Fund or Smith Barney ("Independent Directors"), on July 17, 1996. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings''), which, in turn, is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). The Advisory Agreement is dated July 30, 1993 (the "Advisory Agreement"), and was first approved by the Board of Directors, including a majority of the Independent Directors, on April 7, 1993. The services provided by SBMFM under the Advisory Agreement are described in the Prospectus under "Management of the Fund." SBMFM pays the salary of any officer and employee who is employed by both it and the Fund. SBMFM bears all expenses in connection with the performance of its services.

As compensation for investment advisory services, the Fund pays SBMFM a fee computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.35% up to $500 million; 0.32% of the next $1 billion; and 0.29% in excess of $1.5 billion. For the 1997, 1996 and 1995 fiscal years, the Fund incurred $8,667,272, $7,749,486 and $6,881,477 respectively, in investment advisory fees.

SBMFM also serves as administrator to the Fund pursuant to a written agreement dated April 20, 1994 (the "Administration Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on July 17, 1996. The services provided by SBMFM under the Administration Agreement are described in the Prospectus under "Management of the Fund." SBMFM pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the Fund, SBMFM receives a fee paid at the following annual rates of average daily net assets: 0.20% up to $500 million; 0.18% of the next $1 billion; and 0.16% in excess of $1.5 billion. For the 1997, 1996 and 1995 fiscal years, the Fund paid SBMFM $4,850,912, $4,344,556 and $3,865,642, respectively, in administration fees.

The Fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or SBMFM; Securities and Exchange Commission ("SEC") fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

SBMFM has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Advisory Agreement and Administration Agreement, but excluding interest, taxes, brokerage fees paid pursuant to the Fund's services and distribution plan, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBMFM will, to the extent required by state law, reduce its fees by the amount of such excess expenses. Such fee reductions, if any, will be reconciled on a monthly basis. The most restrictive state limitation currently applicable to the Fund would require SBMFM to reduce its fees in any year that such expenses exceed 2.50% of the first $30 million of average daily net assets, 2.00% of the next $70 million of average daily net assets and 1.50% of the remaining average daily net assets. No fee reduction was required for the 1997, 1996 and 1995 fiscal years.

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Fund. The
Independent Directors of the Fund have selected Stroock & Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending February 28, 1998.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the Fund's investment objective and management policies in the Prospectus. For purposes of this Statement of Additional Information, intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or multistate agencies or authorities, are collectively referred to as "Municipal Bonds.''

Ratings as Investment Criteria

In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of SBMFM to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the Fund invests in lower-rated and comparable unrated securities, the Fund's achievement of its investment objective may be more dependent on SBMFM's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but SBMFM will consider such event in its determination of whether the Fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations in their rating systems or due to a corporate restructuring of Moody's or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The Fund may invest up to 25% of its total assets in securities rated below A, MIG 3 or Prime-1 (P-1) by Moody's or A, SP-2 or A-3 by S&P, or in unrated securities of comparable quality. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

Notwithstanding the foregoing, the Fund shall not invest more than 10% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), that are determined to be illiquid by SBMFM.

Temporary Investments

When the Fund is maintaining a defensive position, the Fund may invest in short-term investments ("Temporary Investments") consisting of (a) the following tax-exempt securities: notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's or S&P and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), repurchase agreements, other debt securities rated within the three highest grades by Moody's and S&P, commercial paper rated in the highest grade by either of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The Fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy. The Fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the Fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. Since the commencement of its operations, the Fund has not found it necessary to purchase taxable Temporary Investments.

Repurchase Agreements. The Fund may engage in repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBMFM, acting under the supervision of the Fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The Fund may not:
1. With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer.

2. Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and (c) issuing separate classes of shares.

3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	4. Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments.

	5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

	6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

	7. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts.

	8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets.)

	11. Invest in companies for the purpose of exercising control.

	12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section
12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Bonds.

13. Purchase or sell oil and gas interests.

	14. Engage in the purchase and sale of put, call, straddle or spread options or in writing of such options, except that the Fund may purchase and sell options on interest rate futures contracts.

Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this Statement of Additional Information and any future change in those practices would require Board approval and appropriate disclosure to investors.

For the purposes of Investment Restriction 3, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value of the assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the restrictions listed above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by SBMFM, subject to the overall supervision and review of the Fund's Board of Directors. Portfolio securities transactions are effected by or under the supervision of SBMFM.

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1997, 1996 and 1995 fiscal years, the Fund paid $148,185, $149,343 and $306,677, respectively, in brokerage commissions. The reason for the material difference between the aggregate dollar amounts paid by the Fund in brokerage commissions in the 1996 and 1995 fiscal years is that the volume of futures transactions engaged in by the Fund was substantially higher in the 1995 fiscal year than in the 1996 fiscal year in response to market conditions.

Allocation of transactions, including their frequency, to various dealers is determined by SBMFM in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are the availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers which provide supplemental investment research and statistical or other services to SBMFM may receive orders for transactions by the Fund. Information so received enables SBMFM to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful to SBMFM in serving both the Fund and its other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to SBMFM in carrying out its obligations to the Fund.

The Fund will not purchase Municipal Bonds during the existence of any underwriting or selling group relating thereto of which SBMFM is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to this limitation.

While investment decisions for the Fund are made independently from those of the other accounts managed by SBMFM, investments of the type the Fund may make also may be made by such other accounts. When the Fund and one or more other accounts managed by SBMFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBMFM to be equitable to each. In some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Portfolio Turnover

While the Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%, it has in the past exceeded 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the 1997 and 1996 fiscal years, the Fund's portfolio turnover rates were 103% and 80%, respectively.

MUNICIPAL BONDS
General Information

Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

In order to be classified as a diversified investment company under the 1940 Act, the Fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on, its or their Municipal Bonds may be materially and adversely affected.

When-Issued Securities

The Fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself. To account for this risk, a segregated account of the Fund consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by SBMFM to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board of Directors. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. That is, to the extent the Fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from Federal income taxes.

When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Municipal Leases

Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the municipal lease has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit the risks, the Fund will purchase either (a) municipal leases that are rated in the four highest categories by Moody's or S&P or (b) unrated municipal leases that are purchased principally from domestic banks or other responsible third parties that have entered into an agreement with the Fund providing the seller will either remarket or repurchase the municipal leases within a short period after demand by the Fund.

PURCHASE OF SHARES
Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser, is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this Statement of Additional Information.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

Distribution in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.

DISTRIBUTOR

Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement dated July 30, 1993 (the "Distribution Agreement"), which was most recently approved by the Fund's Board of Directors on July 17, 1996. For the 1995, 1996 and 1997 fiscal years, Smith Barney or its predecessor, Shearson Lehman Brothers, received $2,699,875, $3,302,000 and approximately $3,800,000, respectively, in sales charges for the sale of the Fund's Class A shares, and did not reallow any portion thereof to dealers. For the 1997 fiscal year, Smith Barney received $80,000 of CDSC on redemption of the Fund's Class A shares. For the 1995, 1996 and 1997 fiscal years, Smith Barney or Shearson Lehman Brothers received $1,074,440, $1,097,000 and $1,140,000 respectively, representing CDSC on redemption of the Fund's Class B shares. For the period ended February 28, 1995 and the 1996 and 1997 fiscal years, Smith Barney received $1,005, $6,000 and $18,000, respectively, representing CDSC on redemption of the Fund's Class C shares.

When payment is made by the investor before settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

For the fiscal year ended February 28, 1997, Smith Barney incurred distribution expenses totaling approximately $17,087,519 consisting of approximately $895,734 for advertising, $83,466 for printing and mailing of prospectuses, $5,343,794 for support services, $10,332,532 to Smith Barney Financial Consultants and $431,933 in accruals for interest on the excess of Smith Barney expenses incurred in distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of the Fund's average net assets attributable to the shares of the Class. The Class C distribution fee is calculated at the annual rate of 0.55% of the value of the Fund's average net assets attributable to the shares of the Class.

The following service and distribution fees were incurred during the fiscal years ended as indicated:






Service Fees















2/28/97

2/29/96

2/28/95
      2/28/94

Class
A..............................
 .....................
$2,875192
$2,752,98
3
$2,606,44
5
$2,749,652

Class
B..............................
 .....................
1,210,816
925,971
641,353
303,293

Class
C..............................
 .....................
77,535
25,164
1,242
          *






Distribution
Fees








2/28/97
 2/29/96
 2/28/95
2/28/94

Class
B..............................
 .....................
$4,036,05
3
$3,086,57
0
$2,137,84
2
$1,010,976

Class
C..............................
 .....................
284,297
92,270
4,556
    *


_______________________
* The inception date for Class C shares was November 9, 1994

For the 1995, 1996 and 1997 fiscal years, Smith Barney and/or its
predecessor, Shearson Lehman Brothers, received   $5,391,438,  $6,882,959
and $8,483,893, respectively, in the aggregate from the Plan.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors and the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940
Act). Pursuant to the Plan, Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

The valuation of the Fund's assets is made by SBMFM after consultation with an independent pricing service (the "Service") approved by the Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the Service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value as determined by the Service. For the most part, such investments are liquid and may be readily sold. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board of Directors, which may replace any such Service at any time if it determines it to be in the best interests of the Fund to do so.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of any Smith Barney Mutual Fund may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:


A.	Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposotion of any charge.

	B.	Class B shares of any fund may be exchanged without a sales charge.
Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	C. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Dealers other than Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.



Yield

The 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD =2 [ (     a-b      +1)6  -  1]
     cd

Where:	a = Dividends and interest earned during the period.
		b = Expenses accrued for the period (net of reimbursement). c = The average daily number of shares outstanding during the period that were entitled to receive dividends.
d = The maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The Fund's equivalent taxable 30-day yield for a Class is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yield on municipal securities is dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that, in periods of declining interest rates, the Fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield for each Class of shares will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

The Fund's yield for Class A, Class B and Class C shares for the 30-day period ended February 28, 1997 was 5.29%, 4.99% , 4.94% and 5.69%, respectively. The equivalent taxable yield for the same period was 7.67%, 7.23%, 7.16% and 8.25%, respectively, assuming the payment of Federal income taxes at a rate of 31%.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P (1+T)n = ERV

Where: 	P 	= A hypothetical initial payment of $1,000.
T 	= Average annual total return.
n 	= Number of years.
ERV =	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period
(or fractional portion thereof), assuming reinvestment of all dividends and distributions.



The following average annual total return figures for Class A assume that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase and have been restated to show the change in the maximum sales charge. The Fund's average annual total return for Class A shares were as follows for the periods indicated:

0.30% for the one-year period beginning March 1, 1996 through February
28, 1997;
8.05% per annum during the five-year period beginning on March 1, 1992 through February 28, 1997; and
7.79% per annum during the ten-year period beginning on March 1, 1987 through February 28, 1997.

If the maximum 4.00% sales charge had not been deducted at the time of purchase, the Class A average annual total return for the same periods would have been 4.51%, 8.93% and 8.23%, respectively.

The Fund's average annual total return for Class B shares assuming deduction of the maximum applicable CDSC was as follows for the periods indicated:

(0.41)% for the one year period beginning March 1, 1996 through February
28, 1997;
8.24% per annum during the period from inception (November 6, 1992) through February 28, 1997.

The Fund's average annual total return for Class B shares without the CDSC was as follows for the periods indicated:

3.92% for the one year period beginning March 1, 1996 through February 28, 1997; and
8.42% per annum during the period from inception (November 6, 1992) through February 28, 1997.

The Fund's average annual total return for Class C shares assuming deduction of the maximum applicable CDSC was as follows for the periods indicated:

2.88% for the one year period beginning March 1, 1996 through February 28, 1997; and
11.78% per annum during the period from inception (November 9, 1994) through February 28, 1997.

The Fund's average annual total return for Class C shares without the CDSC was as follows for the periods indicated:

3.88% for the one year period beginning March 1, 1996 through February 28, 1997; and
11.77% per annum during the period from inception (November 9, 1994) through February 28, 1997.

The Fund's average annual total return for Class Y shares was 4.59% for the one year period beginning March 1, 1996 through February 28, 1997; and 7.55% during the period from inception (April 4, 1995) through February 28, 1997.



Aggregate Total Return

Aggregate total return figures, as described below, represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

ERV  -  P
P

Where: 	P 	= A hypothetical initial payment of $10,000.
	ERV	=	Ending Redeemable Value of a hypothetical $10,000
investment made at the 			beginning of a 1-, 5-, or
10-year period at the end of the 1-, 5-, or 10-year period
		(or fractional portion thereof), assuming reinvestment
of all dividends and 				distributions.

The Fund's aggregate total returns for Class A shares were as follows for the periods indicated:

4.51% for the one-year period beginning March 1, 1996 through February
28, 1997;
53.39% for the five-year period beginning March 1, 1992 through February 28, 1997; and
120.49% for the ten-year period beginning March 1, 1987 through February
28, 1997.

These aggregate total return figures do not assume that the maximum
4.00% sales charge has been deducted from the investment at the time of purchase. If the sales charge had been deducted at the time of purchase, the aggregate total return for Class A shares for those same periods would have been 0.30%, 47.26%, and 111.70%, respectively. The aggregate total return figures have been restated to show the change in the maximum sales charge.


The Fund's aggregate total return for Class B shares was as follows for the periods indicated:

3.92% for the one year period beginning March 1, 1996 through February 28, 1997; and
41.71% for the period from November 6, 1992 (inception) through February
28, 1997.
These figures do not assume that the maximum 4.50% CDSC assessed by the Fund has been deducted from the investment at the time of purchase. If the maximum CDSC had been deducted at the time of purchase, the Fund's aggregate total return for Class B shares for the same periods would have been (0.41)% and 40.69%, respectively.

The Fund's aggregate total return for Class C shares was as follows for the periods indicated:
3.88% for the one year period beginning March 1, 1996 through February 28, 1997; and
29.28% for the period beginning November 9, 1994 (inception) through February 28, 1997.
These figure do not assume that the maximum 1% CDSC assessed by the Fund has been deducted from the investment at the time of purchase. If the maximum CDSC had been deducted at the time of purchase, the Fund's aggregate total return for the same periods would have been 2.88% and 29.28%.

The Fund's aggregate total return for Class Y shares was 4.59% for the one year period beginning March 1, 1996 through February 28, 1997 and was
14.88 during the period from April 4, 1995 (inception) through February
28, 1997.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuation in interest rates and the expenses of the Fund. Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

TAXES

The following is a summary of selected Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

As described above and in the Prospectus, the Fund is designed to provide shareholders with current income which is excluded from gross income for regular Federal income tax purposes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Provided that the Fund (a) is a regulated investment company and (b) distributes at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as Federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, (a) some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (b) the receipt of Fund dividends and distributions may affect a corporate shareholder's Federal "environmental" tax liability. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and the Federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax, or the Federal "excess net passive income" tax.

As described above and in the Fund's Prospectus, the Fund may invest in municipal bond index futures and financial futures contracts and options on interest rate futures and financial futures contracts. The Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company; however, in order to continue to qualify as a regulated investment company, the Fund might have to limit its investments in futures contracts and options on futures contracts. As a general rule, these investment activities will increase or decrease the amount of long- and short-term capital gains or losses realized by the Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market system." Under the mark-to-market system, these instruments are treated as if sold at the Fund's fiscal year end for their fair market value. As a result, the Fund will be recognizing gains or losses before they are actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss and, accordingly, the mark-to-market system generally will affect the amount of net capital gains or losses recognized by the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts, which together constitute a straddle, then the Fund may be required to defer certain realized losses. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in those contracts will not cause it to be treated as recognizing a materially greater amount of capital gains than actually realized and will permit it to use substantially all of its losses in those fiscal years in which such losses actually occur.

While the Fund does not expect to realize a significant amount of net long-term capital gains, any such gains realized will be distributed as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long they have held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders within 60 days after the close of the taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is, exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from regular Federal income taxation and the dollar amount subject to regular Federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

Investors considering buying shares of the Fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, the shareholder may be subject to a 31% "backup withholding" tax with respect to (a) taxable dividends and distributions and (b) any proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

ADDITIONAL INFORMATION

The Fund was incorporated on September 16, 1980 under the name Shearson Managed Municipals Inc. On December 15, 1988, November 6, 1992, July 30, 1993 and October 14, 1994, the Fund's name was changed to SLH Managed Municipals Fund Inc., Shearson Lehman Brothers Managed Municipals Fund Inc., Smith Barney Shearson Managed Municipals Fund Inc. and Smith Barney Managed Municipals Fund Inc., respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19101, serves as the custodian of the Fund. Under the custody agreement, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data Investor Services Group, Inc. is located at Exchange Place, Boston, Massachusetts 02109, and serves as the Fund's transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended February 28, 1997 accompanies this Statement of Additional Information and is incorporated herein by reference in its entirety.





APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

AAA

Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

High Grade -- The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.
A

Good Grade -- Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB

Medium Grade -- Of the investment grade ratings, this is the lowest.

General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB'' ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.
Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds
Aaa

Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, superior liquidity support or from established and broad-based access to the market for refinancing or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with ample margins of protection although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA\-" or higher), or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A'' or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.




APPENDIX B

The following is a listing of the bonds held by the Fund on February 28, 1997 which had ratings which were below investment grade (i.e., junk bonds):




Percentag
e

Issuer Description
Ratin
g
Source
of
Portfolio

Del Co PA Hsp/Sacred Heart
Med...............................
D
S&P
0.01%

Maricopa Cnty Ariz -- Phoenix Gen Hosp
A................
CAA
Moody's
0.02%





							Smith Barney
							Managed
							Municipals
							Fund Inc.



Statement of


Additional
Information























June 25, 1997











Smith Barney
Managed Municipals Fund Inc.
388 Greenwich Street
New York, NY  10013
								SMITH BARNEY
								A Member of Travelers
Group






2


4




A-1






B